UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2011

REVA MEDICAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5751 Copley Drive, Suite B, San Diego, CA	92111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 966-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On October 25 and October 27, 2011 (local time), Robert Stockman, Chairman and Chief Executive Officer of REVA Medical, Inc. (“REVA”), will make presentations at the ASX Small to Mid Caps Asia Conference in Singapore and Hong Kong, respectively. The presentation materials to be delivered at the conference are attached hereto as Exhibit 99.1. A copy of the slides also will be posted under the Investor Relations section of REVA’s website at www.revamedical.com.

Limitation of Incorporation by Reference

In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.      Description

99.1     ASX Small to Mid Caps Asia Conference Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: October 24, 2011	/s/ Katrina Thompson

Katrina Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit
Number	Description of Exhibits
99.1	ASX Small to Mid Caps Asia Conference Presentation